UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12
Smartsheet Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates to the proposed acquisition of Smartsheet Inc., a Washington corporation (“Smartsheet”), by Einstein Parent, Inc., a Delaware corporation (“Parent”) pursuant to the Agreement and Plan of Merger by and among Smartsheet, Parent, and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent, dated September 24, 2024 (the “Acquisition”).
The following is the FAQ shared with employees of Smartsheet on October 25, 2024 relating to the Acquisition.
How would this acquisition impact the current Employee Stock Purchase Program (ESPP) stock purchase period? If the deal closes before December 31, 2024 (the end of the current ESPP period), will ESPP be shortened or canceled?
•If the transaction closes before December 31, 2024, ESPP contributions will be used to purchase Smartsheet shares no later than five days before closing. Those new shares, along with shares already owned by employees, will be cashed out upon closing. Any remaining contributions of participants in ESPP accounts will be refunded to the extent not used to purchase shares.
•If the transaction closes after December 31, 2024, ESPP contributions will be used to purchase Smartsheet shares as originally scheduled on December 31, 2024. Those new ESPP shares will be deposited into employees’ accounts and subject to trading restrictions (where applicable). Any remaining contributions of participants in ESPP accounts will be refunded to the extent not used to purchase shares.
•Participation in the ESPP is limited to employees who were participants on September 24, 2024 and participants may not increase their payroll deduction elections or rate of contributions from those in effect on September 24, 2024 or make any separate non-payroll contributions to the ESPP on or following September 24, 2024.
•No new offering or purchase periods under the ESPP will be commenced after September 24, 2024 and the ESPP will terminate immediately prior to, but contingent upon, the closing.
How will this impact H1B visas and pending Green Card applications?
•The transaction will not impact Smartsheet’s visa holders and pending immigration applications.
Will planned parental leaves still be supported? Will Smartsheet benefits still be offered while employees are out on leave?
•As we go into the new fiscal year, we do not anticipate any changes to our parental leaves or our benefits offerings, other than what was already planned and communicated as part of the local open enrollment processes going on. (Note: open enrollment for US benefits starts on November 1, 2024).
What will happen to the FY25 Company Bonus Plan?
•The transaction will not impact our FY25 Company Bonus Plan. We will measure our success and pay bonuses in the ordinary course of business subject to the terms and conditions of the FY25 Company Bonus plan.
•Pursuant to the Merger Agreement, if our FY25 Company Bonus, based on achievement of the applicable performance metrics, has not been paid prior to the closing, such payments will be made upon the earlier of (i) the time annual bonus payments are customarily paid by the Company (and no later than March 31, 2025), subject to the participant’s continued employment by the Company or its subsidiaries through the applicable final measurement date under the FY25 Company Bonus plan and (ii) such participant’s termination without “cause” (as defined in the Merger Agreement or applicable agreements).
Forward-Looking Statements
This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,”

“forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of investment funds managed by Blackstone Inc., Vista Equity Partners and the Abu Dhabi Investment Authority. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a definitive proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the definitive proxy statement.
Participants in Solicitation
Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.
Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.
The following is an email message sent to employees of Smartsheet on October 25, 2024 relating to the Acquisition.
To: smartsheet@smartsheet.com
From: mark.mader@smartsheet.com
Date: October 25, 2024
SUBJ: Acquisition agreement: Status and next steps
Team,
I want to share a quick update with you regarding the potential transaction with Blackstone and Vista Equity Partners.
Current status
The 45 day go-shop period is still open and on October 23rd, we filed the preliminary proxy with the SEC. The proxy is a key milestone in the process since it contains information that shareholders will use to help them decide whether to vote for the transaction.
What’s next?
The SEC will have some time to review the proxy and provide feedback. After we have received their feedback and updated the proxy, we will finalize the date of the shareholder meeting.
In addition to approval at the shareholder meeting, there are other closing conditions, including regulatory approvals, that will need to be satisfied before the transaction can close.
We’ve updated the employee FAQ with some additional questions that we’ve received. If you have any questions not addressed in the employee FAQ, please share them via this form. We will do our best to answer what we can, though we continue to be in a period where we legally cannot have certain discussions and hence will not be able to get answers in the short term.
We will share another update with you soon.
Thank you for your continued focus and commitment to delivering a great quarter across all functions of the business.

Best regards,
Mark
Forward-Looking Statements
This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of investment funds managed by Blackstone Inc., Vista Equity Partners and the Abu Dhabi Investment Authority. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a definitive proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the definitive proxy statement.
Participants in Solicitation
Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.
Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.